SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 29, 1999


                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-24848                   75-2559089
--------------------------------------------------------------------------------
 (State or other             (Commission File No.)        (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 29, 1999, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings for the quarter ended December 31, 1998, declaration of cash dividend and stock repurchase program.

Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

    Exhibit                                                           Sequential
    Number                       Description                            Page No.
    ------                       -----------                            --------


      99           Press release, published on January 29, 1999.           6

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  January 29, 1999                      By: /s/ GERALD W. FREE
                                                 ------------------
                                                 Gerald W. Free
                                                 Vice Chairman, President and
                                                 Chief Executive Officer

                                  EXHIBIT "99"